BRINSON SELECT MONEY MARKET FUND                                   ANNUAL REPORT

Dear Shareholder,                                                  June 15, 2001

We present you with the annual report for the Brinson Select Money Market Fund (formerly Mitchell Hutchins LIR Select Money Fund) for the fiscal year ended April 30, 2001.

MARKET REVIEW

[GRAPHIC]

   The fiscal year ended April 30, 2001 was marked by economic contrast. When the period began, the inflation-adjusted Gross Domestic Product had recently climbed to inflationary levels. With the Federal Reserve (the "Fed") winding down its aggressive rate hikes in an attempt to slow the economy and trigger slower, sustainable economic growth, the Fed Funds rate increased to 6.5% in May 2000. Then a combination of market and economic forces converged to shake the confidence of equity investors during the second half of 2000 and into 2001.

   Global tensions and soaring energy prices were a source of strain on the economy, but internal pressures proved to be more disruptive. Technology stocks were the first to be rattled as sub-par earnings reports and a reexamination of this previously hot sector sent some stock prices stumbling to less than half of their highs by year-end. By first quarter 2001, analysts feared a possible recession as economic growth stalled, manufacturing activity plummeted, unemployment claims began to swell and consumer confidence waned.

   With the hoped-for soft landing in danger, the Fed began to reverse its monetary policy swiftly in January, cutting rates twice, both times by 50 basis points, followed by three more rate cuts each of the same size by May 2001, knocking the Fed Funds rate back down to 4.0%. Fixed income yields, which experienced their highest levels in a decade during 2000, began to lower along with interest rates. Finally, an April rally in the equity markets helped to still some investors' shaken confidence, although concerns remain.

[SIDEBAR]
We are pleased to announce that Mitchell Hutchins Asset Management Inc. changed its name to Brinson Advisors, Inc. on May 1, 2001. Brinson Advisors is a member of UBS Asset Management, a global financial leader with almost $400 billion in assets under management.

Brinson Advisors delivers the investment capabilities of UBS Asset Management. Our objective is to offer long-term, value-added investment expertise and superior client service. We bring together all of the elements of investment solutions for our clients:

-  A global perspective on markets and economies

- An all-encompassing philosophy for valuing markets, currencies and securities around the world based on price/value discrepancies derived from fundamental research

(continued on page 3)

ANNUAL REPORT                                   BRINSON SELECT MONEY MARKET FUND

PORTFOLIO REVIEW

INSTITUTIONAL SHARES--PERFORMANCE AND CHARACTERISTICS      4/30/01       10/31/00
---------------------------------------------------------------------------------
Current Seven-Day Average Yield(1)                           4.82%         6.57%
Effective Seven-Day Yield(1)                                 4.92%         6.78%
Weighted Average Maturity                                  54 days       37 days
Net Assets (bln)                                           $3.386        $2.128
---------------------------------------------------------------------------------

(1)Yields will fluctuate.


SECTOR ALLOCATION*                4/30/01                                    10/31/00
-------------------------------------------------------------------------------------
Commercial Paper                    46.5%     Commercial Paper                  44.8%
Domestic Master Notes               13.7      Domestic Master Notes             15.4
Short-Term Corporates               11.2      Certificates of Deposit           10.4
Certificates of Deposit              9.4      Time Deposits                      9.2
Time Deposits                        6.5      Short-Term Corporates              8.4
Funding Agreements                   4.4      Repurchase Agreements              6.1
Repurchase Agreements                3.8      Other Banking Obligations          5.2
U.S. Government Agency Obligations   3.0      Money Market Funds                 0.5
Other Banking Obligations            1.1
Money Market Funds                   0.4
-------------------------------------------------------------------------------------
Total                              100.0%     Total                            100.0%

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

HIGHLIGHTS

[GRAPHIC]

   During the past few months, seven-day yields have fallen with interest rates, dimming some but certainly not all of investors' newfound appreciation for quality and relative safety. During the fiscal year, the Fund's weighted average maturity nearly doubled from 29 days to 54 days as we have attempted to lock in rates of return that similar investments may not see again for a while. The major shift during the reporting period was a trend toward broader diversification, with the Fund's exposure to short-term corporate obligations increasing during the period. As always, we believe that investors' interests are best served when we choose debt instruments that offer both favorable returns and the highest credit quality.

[SIDEBAR]
BRINSON SELECT MONEY MARKET FUND

INVESTMENT GOAL:
Maximum current income consistent with liquidity and capital preservation

PORTFOLIO MANAGERS:
Kris Dorr,
Michael Markowitz
Brinson Advisors, Inc.

COMMENCEMENT:
August 10, 1998

DIVIDEND PAYMENTS:
Monthly

BRINSON SELECT MONEY MARKET FUND                                   ANNUAL REPORT


OUTLOOK

[GRAPHIC]

   The record $135 trillion dollar tax cut, passed by Congress and signed into law, will help pump some energy -- an estimated $45 billion -- into the economy this year, while low interest rates should help foster economic activity in other areas. Manufacturing, an area of particular concern, was still struggling at period end. Increased labor costs and unemployment claims may damper some enthusiasm that has resulted in a slight rise in consumer confidence.

   The market continues to focus on the Fed, unemployment, consumer confidence, the equity markets and the general state of the economy. Further easing by the Fed should result in lower short-term yields, a steeper yield curve and further narrowing of spreads. The next few months will determine if the Fed has been aggressive enough at lowering rates to avoid a recession.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on the Brinson Funds,(2) please contact your investment professional or visit us at www.ubspainewebber.com.

Sincerely,

/s/ Brian M. Storms
BRIAN M. STORMS
President and
Chief Executive Officer
Brinson Advisors, Inc.

/s/ Kris Dorr
KRIS DORR
Portfolio Manager
Brinson Select Money Market Fund

/s/ Michael Markowitz
MICHAEL MARKOWITZ
Portfolio Manager
Brinson Select Money Market Fund

   This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment professional regarding your personal investment program.

(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

[SIDEBAR]
(continued)

-  Innovative thought leadership and investment ideas

- A dedication to providing personal client service and personalized business solutions.

Please note that effective May 9, 2001, Mitchell Hutchins LIR Select Money Fund was renamed Brinson Select Money Market Fund.

These changes will not impact the management of your fund.

BRINSON SELECT MONEY MARKET FUND

STATEMENT OF NET ASSETS                                           APRIL 30, 2001

PRINCIPAL
 AMOUNT                                                                     MATURITY                 INTEREST
 (000)                                                                        DATES                   RATES                 VALUE
---------                                                                --------------           --------------         -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS--2.96%

$ 51,236  Federal Home Loan Bank ...................................        07/25/01                   5.030%@        $  50,627,501
  50,000  Federal Home Loan Mortgage Corp. .........................        06/14/01                   4.760@            49,709,111
                                                                                                                      -------------
Total U.S. Government Agency Obligations (cost--$100,336,612) ......                                                    100,336,612
                                                                                                                      -------------

CERTIFICATES OF DEPOSIT--9.36%

DOMESTIC--1.80%
  50,000  Citibank N.A. ............................................        07/09/01                   5.390             50,000,000
  11,000  Harris Trust & Savings Bank ..............................        05/08/01                   5.061*            11,001,354
                                                                                                                      -------------
                                                                                                                         61,001,354
                                                                                                                      -------------

YANKEE--7.56%
  35,000  Canadian Imperial Bank of Commerce .......................        04/23/02                   4.270             35,000,000
  40,000  Commerzbank AG ...........................................  06/26/01 to 08/13/01         6.850 to 7.150        39,998,014
  35,000  Den Danske Bank ..........................................        03/19/02                   4.690             34,997,012
  85,000  Rabobank Nederland .......................................  01/14/02 to 03/11/02         4.780 to 5.225        85,012,509
  61,000  Svenska Handelsbanken ....................................  06/20/01 to 02/01/02         5.140 to 7.110        61,034,995
                                                                                                                      -------------
                                                                                                                        256,042,530
                                                                                                                      -------------
Total Certificates of Deposit (cost--$317,043,884) .................                                                    317,043,884
                                                                                                                      -------------

OTHER BANKING OBLIGATIONS--1.09%

DOMESTIC--1.09%
  17,000  Bank of America N.A. .....................................        07/12/01                   4.740*            17,002,280
  20,000  Comerica Bank, N.A., Detroit .............................        05/07/01                   5.003*            19,999,392
                                                                                                                      -------------
Total Other Banking Obligations (cost--$37,001,672) ................                                                     37,001,672
                                                                                                                      -------------

COMMERCIAL PAPER@--46.51%

ASSET BACKED-BANKING--5.05%
 125,454  Atlantis One Funding Corp.** .............................  05/18/01 to 06/15/01         4.900 to 5.270       124,978,156
  46,544  Stellar Funding Group, Inc.** ............................  07/06/01 to 07/12/01             4.650             46,123,963
                                                                                                                      -------------
                                                                                                                        171,102,119
                                                                                                                      -------------
ASSET BACKED-FINANCE--2.84%
  96,800  CC (USA), Inc.** .........................................  05/23/01 to 06/13/01         4.900 to 5.170        96,359,499
                                                                                                                      -------------
ASSET BACKED-MISCELLANEOUS--18.49%
 125,000  Galaxy Funding, Inc.** ...................................  05/25/01 to 06/08/01         4.480 to 4.980       124,513,166
  50,520  Giro Funding Corp.** .....................................  06/28/01 to 07/16/01         4.690 to 4.730        50,095,100
  50,630  Giro Multi-Funding Corp.** ...............................        05/21/01                   4.500             50,503,425
 125,580  Parthenon Receivables Funding LLC** ......................  05/25/01 to 07/25/01         4.230 to 6.450       124,402,905
  76,477  Preferred Receivables Funding Corp.** ....................        05/09/01                   4.970             76,392,535
  75,000  Quincy Capital Corp.** ...................................        05/23/01                   4.480             74,794,667
  25,805  Triple-A One Funding Corp.** .............................        06/22/01                   6.050             25,579,493
 100,000  Variable Funding Capital Corp.** .........................        05/21/01                   4.470             99,751,667
                                                                                                                      -------------
                                                                                                                        626,032,958
                                                                                                                      -------------

BRINSON SELECT MONEY MARKET FUND


PRINCIPAL
 AMOUNT                                                                     MATURITY                 INTEREST
 (000)                                                                        DATES                   RATES                 VALUE
---------                                                                --------------           --------------         -----------
COMMERCIAL PAPER@--(CONCLUDED)

BANKING-DOMESTIC--4.98%
$ 20,800  CBA Finance (Delaware), Inc. .............................        06/05/01                   5.280%         $  20,693,227
  50,000  Dexia Delaware LLC .......................................        07/09/01                   4.600             49,559,167
  71,000  San Paolo IMI U.S. Financial Co. .........................        07/18/01                   4.270             70,343,132
  28,075  Societe Generale North America, Inc. .....................        06/04/01                   4.940             27,944,014
                                                                                                                      -------------
                                                                                                                        168,539,540
                                                                                                                      -------------
BANKING-FOREIGN--2.94%
  50,000  Alliance & Leicester PLC .................................        06/08/01                   4.940             49,739,278
  50,000  Banque et Caisse d'Epargne de L'Etat .....................        06/01/01                   4.970             49,786,014
                                                                                                                      -------------
                                                                                                                         99,525,292
                                                                                                                      -------------
BROKER-DEALER--4.41%
  50,000  Credit Suisse First Boston ...............................        07/16/01                   5.270             49,443,722
 100,000  Goldman Sachs Group, Inc. ................................        05/18/01                   4.470             99,788,917
                                                                                                                      -------------
                                                                                                                        149,232,639
                                                                                                                      -------------
CHEMICALS--0.71%
  24,200  Henkel Corp.** ...........................................        07/19/01                   4.250             23,974,301
                                                                                                                      -------------
DRUGS, HEALTH CARE--0.69%
  23,400  Bayer Corp.** ............................................        05/24/01                   5.130             23,323,307
                                                                                                                      -------------
ENTERTAINMENT--1.47%
  50,000  Walt Disney Co. ..........................................        06/01/01                   6.030             49,740,375
                                                                                                                      -------------
FINANCE-CONDUIT--1.38%
  47,000  Svenska Handelsbanken ....................................        07/10/01                   4.270             46,609,769
                                                                                                                      -------------
FINANCE-CONSUMER--1.82%
  61,704  USA Education, Inc.** ....................................        05/01/01                   4.700             61,704,000
                                                                                                                      -------------
FOOD, BEVERAGE & TOBACCO--1.33%
  45,000  Philip Morris Cos., Inc. .................................        05/04/01                   5.000             44,981,250
                                                                                                                      -------------
TELECOMMUNICATIONS--0.40%
  13,800  Verizon Global Funding Corp. .............................        06/07/01                   4.970             13,729,509
                                                                                                                      -------------
Total Commercial Paper (cost--$1,574,854,558) ......................                                                  1,574,854,558
                                                                                                                      -------------

DOMESTIC MASTER NOTES--13.68%

BROKER-DEALER--13.68%
  83,000  Bank of America N.A. .....................................        05/01/01                   4.888*            83,000,000
 140,000  Bear Stearns Cos., Inc. ..................................        05/01/01                   4.888*           140,000,000
 100,000  J.P. Morgan Securities, Inc. .............................        05/01/01                   5.019*           100,000,000
 140,000  Morgan Stanley Dean Witter & Co. .........................        05/01/01                   4.788*           140,000,000
                                                                                                                      -------------

Total Domestic Master Notes (cost--$463,000,000) ...................                                                    463,000,000
                                                                                                                      -------------

BRINSON SELECT MONEY MARKET FUND


PRINCIPAL
 AMOUNT                                                                     MATURITY                 INTEREST
 (000)                                                                        DATES                   RATES                 VALUE
---------                                                                --------------           --------------         -----------
FUNDING AGREEMENTS+--4.43%

$ 50,000  General Electric Capital Assurance Co. ...................        02/07/02                   5.530%*        $  50,000,000
  50,000  New York Life Insurance Co. ..............................        05/01/01                   5.169*            50,000,000
  50,000  Travelers Insurance Co. ..................................        06/29/01                   4.906*            50,000,000
                                                                                                                      -------------
Total Funding Agreements (cost--$150,000,000)                                                                           150,000,000
                                                                                                                      -------------

SHORT-TERM CORPORATE OBLIGATIONS--11.23%

ASSET BACKED-FINANCE--3.84%
  45,000  Beta Finance, Inc.** .....................................  08/20/01 to 02/08/02         5.100 to 6.925        45,000,000
  50,000  Beta Finance, Inc.** .....................................        02/06/02                   4.560*            49,996,150
  35,000  CC (USA), Inc.** .........................................        04/23/02                   4.470             35,000,000
                                                                                                                      -------------
                                                                                                                        129,996,150
                                                                                                                      -------------
AUTO & TRUCK--3.75%
  92,000  General Motors Acceptance Corp. ..........................  08/02/01 to 12/17/01         4.940 to 5.555*       92,082,124
  35,000  PACCAR Financial Corp. ...................................        01/28/02                   4.340*            35,005,409
                                                                                                                      -------------
                                                                                                                        127,087,533
                                                                                                                      -------------
BANKING-DOMESTIC--0.44%
  15,000  Westpac Banking Corp. ....................................        10/05/01                   4.786*            15,008,746
                                                                                                                      -------------
DRUGS, HEALTH CARE--0.74%
  25,000  Eli Lilly & Co.** ........................................        03/22/02                   4.700             25,000,000
                                                                                                                      -------------
FINANCE-INDEPENDENT--2.07%
  20,000  National Rural Utilities Cooperative Finance Corp. .......        02/05/02                   5.100             20,000,000
  50,000  National Rural Utilities Cooperative Finance Corp. .......        02/05/02                   5.360*            50,000,000
                                                                                                                      -------------
                                                                                                                         70,000,000
                                                                                                                      -------------
MACHINERY--0.39%
  13,000  Caterpillar Financial Services ...........................        02/28/02                   5.314*            13,015,229
                                                                                                                      -------------
Total Short-Term Corporate Obligations (cost--$380,107,658)                                                             380,107,658
                                                                                                                      -------------

REPURCHASE AGREEMENTS--3.84%

 100,000  Repurchase Agreement dated 04/30/01 with Deutsche Bank
            Securities, Inc., collateralized by $113,103,185
            various Corporate Bonds, 5.184%-9.750% due
            03/18/02-12/02/49; (value--$103,813,365); proceeds:
            $100,013,300 (cost--$100,000,000) ......................        05/01/01                   4.788            100,000,000
  30,000  Repurchase Agreement dated 04/30/01 with Goldman Sachs,
            Inc., collateralized by $115,201,000 various Corporate
            Bonds, 7.250%-13.500% due 06/01/01-04/01/27;
            (value--$50,094,226); proceeds: $30,004,040
            (cost--$30,000,000) ....................................        05/01/01                   4.848             30,000,000
                                                                                                                      -------------
Total Repurchase Agreements (cost--$130,000,000)                                                                        130,000,000
                                                                                                                      -------------

TIME DEPOSITS--6.50%

 150,000  Societe Generale .........................................        05/01/01                   4.656            150,000,000
  70,000  State Street Bank & Trust Co. ............................        05/01/01                   4.563             70,000,000
                                                                                                                      -------------
Total Time Deposits (cost--$220,000,000) ...........................                                                    220,000,000
                                                                                                                      -------------

BRINSON SELECT MONEY MARKET FUND


NUMBER OF                                                                   MATURITY                INTEREST
 SHARES                                                                       DATES                   RATES                 VALUE
---------                                                                --------------           --------------         -----------
MONEY MARKET FUNDS--0.37%

12,365,290 AIM Liquid Assets Money Market Portfolio
            (cost--$12,365,290) ....................................        05/01/01                   4.700%*       $   12,365,290
                                                                                                                     --------------
Total Investments (cost--$3,384,709,674 which approximates cost for
  federal income tax purposes)--99.97% .............................                                                  3,384,709,674
Other assets in excess of liabilities--0.03% .......................                                                      1,059,854
                                                                                                                     --------------
Net Assets (applicable to 3,385,725,344 Institutional shares
  outstanding equivalent to $1.00 per share)--100.00% ..............                                                 $3,385,769,528
                                                                                                                     ==============

------------------------
* Variable rate securities--maturity date reflects earlier of reset date or maturity date. The interest rates shown are the current rates as of April 30, 2001 and reset periodically.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+    Illiquid securities represent 4.43% of net assets.
@    Interest rates shown are the discount rates at date of purchase.




                       Weighted average maturity--54 days


                 See accompanying notes to financial statements                7

BRINSON SELECT MONEY MARKET FUND




STATEMENT OF OPERATIONS

                                                                                                      FOR THE
                                                                                                    YEAR ENDED
                                                                                                  APRIL 30, 2001
                                                                                               --------------------
INVESTMENT INCOME:
Interest ...................................................................................       $149,721,056
                                                                                                   ------------
EXPENSES:
Management Fee .............................................................................          4,296,787
Trustees' Fees .............................................................................             10,500
                                                                                                   ------------
                                                                                                      4,307,287
Less: Fee waivers from advisor .............................................................           (717,881)
                                                                                                   ------------
Net expenses ...............................................................................          3,589,406
                                                                                                   ------------
Net investment income ......................................................................        146,131,650
NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS ............................................             44,621
                                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................       $146,176,271
                                                                                                   ============


                 See accompanying notes to financial statements

BRINSON SELECT MONEY MARKET FUND




STATEMENT OF CHANGES IN NET ASSETS

                                                                                         FOR THE YEARS ENDED
                                                                                               APRIL 30,
                                                                                  ---------------------------------
                                                                                       2001               2000
                                                                                  ---------------  ----------------
FROM OPERATIONS:
Net investment income .........................................................    $  146,131,650  $   98,178,308
Net realized gains (losses) from investment transactions ......................            44,621            (396)
                                                                                  ---------------  ----------------
Net increase in net assets resulting from operations ..........................       146,176,271      98,177,912
                                                                                  ---------------  ----------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income - Institutional shares ..................................      (146,131,650)    (98,065,586)
Net investment income - Financial Intermediary shares .........................                --        (112,722)
                                                                                  ---------------  ----------------
Total dividends to shareholders ...............................................      (146,131,650)    (98,178,308)
                                                                                  ---------------  ----------------
NET INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS ..............     1,094,903,241     968,015,147
                                                                                  ---------------  ----------------
Net increase in net assets ....................................................     1,094,947,862     968,014,751

NET ASSETS:
Beginning of year .............................................................     2,290,821,666   1,322,806,915
                                                                                  ---------------  ----------------
End of year ...................................................................    $3,385,769,528  $2,290,821,666
                                                                                  ===============  ================


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS




ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Brinson Select Money Market Fund (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified series of Brinson Money Series (the "Trust"), an open-end management investment company organized as a Delaware business trust on April 29, 1998. The Trust is a series mutual fund with five funds: the Fund, LIR Premier Money Market Fund, LIR Premier Tax-Free Money Market Fund, Brinson Liquid Assets Fund and Brinson Cash Reserves Fund. The financial statements for the LIR Premier Money Market Fund, LIR Premier Tax-Free Money Market Fund, Brinson Liquid Assets Fund and Brinson Cash Reserves Fund are not included herein.

   The Fund currently offers two classes of shares, Institutional shares and Financial Intermediary shares. Each class represents interests in the same assets of the Fund, and both classes have equal voting privileges, except that beneficial owners of Financial Intermediary shares receive certain services directly from financial intermediaries, bear certain service fees and, to the extent that matters pertaining to the Shareholder Services Plan or to the Financial Intermediary shares are submitted to shareholders for approval, only the holders of Financial Intermediary shares are entitled to vote thereon. At April 30, 2001, there are no Financial Intermediary shares outstanding.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Following is a summary of significant accounting policies:

   VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost which approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

   REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event that a counterparty defaults on its obligation to repurchase, the Fund has the right to liquidate the collateral and apply the #NOTES TO FINANCIAL STATEMENTSproceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

         The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

NOTES TO FINANCIAL STATEMENTS




INVESTMENT ADVISOR AND ADMINISTRATOR

   The Trust has an Investment Advisory and Administration Contract ("Advisory Contract") under which Brinson Advisors, Inc. ("Brinson Advisors"), formerly known as Mitchell Hutchins Asset Management Inc., serves as investment advisor and administrator of the Fund. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, Brinson Advisors receives compensation from the Fund, computed daily and paid monthly, at an annual rate of 0.18% of the Fund's average daily net assets. At April 30, 2001, the Fund owed Brinson Advisors $401,855 in management fees.

   Under the Advisory Contract, Brinson Advisors has agreed to pay all Fund expenses other than the management fees, the fees payable pursuant to the Shareholder Service Plan adopted by the Trust with respect to the Fund's Financial Intermediary shares, fees and expenses (including counsel fees) of those trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940, as amended) ("Independent Trustees"), interest, taxes and the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith and extraordinary expenses (such as costs of litigation to which the Trust or Fund is a party and of indemnifying officers and trustees of the Trust). Although Brinson Advisors is not obligated to pay the fees and expenses of the Independent Trustees, it is contractually obligated to reduce its management fee in an amount equal to those fees and expenses. From
September 1, 1999 through October 31, 2000, Brinson Advisors had agreed to waive 3 basis points (0.03%) of the 18 basis points (0.18%) fee. Brinson Advisors has agreed to extend that waiver of 3 basis points (0.03%) of its 18 basis points (0.18%) fee through January 31, 2002. At April 30, 2001, management fees were
15 basis points (0.15%).

   For the year ended April 30, 2001, Brinson Advisors voluntarily waived $717,881 of its management fees.

OTHER LIABILITIES

   At April 30, 2001, dividends payable were $11,807,126.

FEDERAL TAX STATUS

   The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to federal excise tax.

SHAREHOLDER SERVICE PLAN AND AGREEMENT INC.

   Under a Shareholder Service Plan and Agreement with respect to its Financial Intermediary shares, the Fund had agreed to pay UBS PaineWebber, Inc. ("UBS PaineWebber-SM-*") monthly fees at the annual rate of 0.25% of the average daily net assets of the Financial Intermediary shares held by financial intermediaries on behalf of their customers. Under Service Agreements with those financial intermediaries, UBS PaineWebber would have paid an identical fee to the financial intermediaries for certain support services that they provide to the beneficial owners of the Financial Intermediary shares.

--------------
* UBS PaineWebber is a service mark of UBS AG.

NOTES TO FINANCIAL STATEMENTS




BANK LINE OF CREDIT

   The Fund may participate with other funds managed by Brinson Advisors in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sale or purchase of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Fund has agreed to pay a commitment fee, pro-rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended April 30, 2001, the Fund did not borrow under the Facility.

MONEY MARKET FUND INSURANCE BOND

   The Fund obtained an insurance bond that provides limited coverage for certain loss events involving certain money market instruments held by the Fund. These loss events include non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bond provides for coverage up to $200 million for a number of funds with a deductible of 10 basis points (0.10%) of the total assets of the Fund for First Tier Securities and 50 basis points (0.50%) of the total assets of the Fund for Second Tier Securities, in each case determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the bond, the Fund would expect to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which is generally no later than the maturity of the security. While the policy is intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so. The Adviser pays the premium on behalf of the Fund.

   For the year ended April 30, 2001, the Fund did not use this insurance bond.

SHARES OF BENEFICIAL INTEREST

   There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                                                                          FINANCIAL
                                                                                                         INTERMEDIARY
                                                                  INSTITUTIONAL SHARES                      SHARES
                                                            ----------------------------------     -----------------------
                                                             FOR THE YEARS ENDED APRIL 30,             FOR THE PERIOD
                                                            ----------------------------------      NOVEMBER 4, 1999* TO
                                                                 2001              2000                 MARCH 6, 2000
                                                            ----------------  ----------------     -----------------------
Shares sold .............................................    42,090,080,233    24,269,018,421            124,338,452
Shares repurchased ......................................   (41,113,511,610)  (23,371,429,911)          (124,338,452)
Dividends reinvested ....................................       118,334,618        70,426,637                      0
                                                            ----------------  ----------------           ------------
Net increase in shares outstanding ......................     1,094,903,241       968,015,147                      0
                                                            ================  ================           ============

------------------
* Reissuance of shares.

BRINSON SELECT MONEY MARKET FUND


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                             INSTITUTIONAL SHARES                FINANCIAL INTERMEDIARY SHARES(2)
                                                 ------------------------------------------   --------------------------------------
                                                      FOR THE YEARS ENDED    FOR THE PERIOD     FOR THE PERIOD      FOR THE PERIOD
                                                           APRIL 30,        AUGUST 10, 1998+  NOVEMBER 4, 1999++  DECEMBER 29, 1998+
                                                 -------------------------         TO                TO                   TO
                                                      2001           2000    APRIL 30, 1999     MARCH 6, 2000       FEBRUARY 9, 1999
                                                 -----------    ----------- ----------------  ------------------  ------------------
Net asset value, beginning of period ......      $     1.00     $     1.00     $     1.00          $ 1.00              $ 1.00
                                                 ----------     ----------     ----------          ------              ------
Net investment income .....................           0.062          0.054          0.037           0.018               0.006
Dividends from net investment income ......          (0.062)        (0.054)        (0.037)         (0.018)             (0.006)
                                                 ----------     ----------     ----------          ------              ------
Net asset value, end of period ............      $     1.00     $     1.00     $     1.00          $ 1.00              $ 1.00
                                                 ==========     ==========     ==========          ======              ======
Total investment return (1) ...............            6.37%          5.54%          3.81%           1.84%               0.57%
                                                 ==========     ==========     ==========          ======              ======
Ratios/Supplemental Data:
Net assets, end of period (000's) .........      $3,385,770     $2,290,822     $1,322,807          $   --              $   --
Expenses to average net assets net of
  waivers from advisor ....................            0.15%          0.14%          0.07%*          0.40%*              0.32%*
Expenses to average net assets before
  waivers from advisor ....................            0.18%          0.18%          0.18%*          0.43%*              0.43%*
Net investment income to average net assets
  net of waivers from advisor .............            6.11%          5.48%          5.06%*          5.11%*              4.81%*
Net investment income to average net assets
  before waivers from advisor .............            6.08%          5.44%          4.95%*          5.08%*              4.70%*

----------
+    Issuance of shares.
++   Reissuance of shares.
*    Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized.
(2) At March 6, 2000 and February 9, 1999, there were no longer any Financial Intermediary shares outstanding. Any further subscriptions of such shares would be at $1.00 per share.

BRINSON SELECT MONEY MARKET FUND



REPORT OF INDEPENDENT AUDITORS
The Board of Trustees and Shareholders of
Brinson Select Money Market Fund

   We have audited the accompanying statement of net assets of Brinson Select Money Market Fund (the "Fund") as of April 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at April 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brinson Select Money Market Fund at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.



                                                           /s/ Ernst & Young LLP



New York, New York
June 8, 2001

BRINSON SELECT MONEY MARKET FUND



TAX INFORMATION (UNAUDITED)

   We are required by Subchapter M of the Internal Revenue Code of 1986, as amended to advise you within 60 days of the Fund's fiscal year end, April 30, 2001, as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all dividends paid by the Fund during the fiscal year were derived from net investment income. These amounts are taxable as ordinary income, none of which qualifies for the dividend received deduction available to corporate shareholders.

   Dividends received by tax-exempt recipients (e.g. IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

   Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2001. The second notification, which will reflect the amounts to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2002. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------

TRUSTEES
E. Garrett Bewkes, Jr.
CHAIRMAN

Margo N. Alexander

Richard Q. Armstrong

Richard R. Burt

Meyer Feldberg

George W. Gowen

Frederic V. Malek

Carl W. Schafer

Brian M. Storms


PRINCIPAL OFFICERS

Brian M. Storms
PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Paul H. Schubert
VICE PRESIDENT AND TREASURER

Elbridge T. Gerry III
VICE PRESIDENT

Kris Dorr
VICE PRESIDENT

Michael Markowitz
VICE PRESIDENT



INVESTMENT ADVISOR,
ADMINISTRATOR AND DISTRIBUTOR

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019-6114








THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF A FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.


                        BRINSON ADVISORS
                        -C-2001 Brinson Advisors, Inc.
                        All Rights Reserved

                                                                  BRINSON
                                                                  SELECT MONEY
                                                                  MARKET FUND

                                                                  APRIL 30, 2001

                                                                   ANNUAL REPORT